SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  April 4, 1997
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                Date of Report (Date of earliest event reported)




                               ASHLAND COAL, INC.
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             (Exact name or registrant as specified in its charter)



         Delaware                    1-9993                  61-0880012
     ----------------           ----------------          -----------------
     (State or other               (Commission            (I.R.S. Employer
      jurisdiction of             file number)           Identification No.)
     incorporation or
       organization)



2205 Fifth Street Road, Huntington, West Virginia                    25701
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    (Address of principal executive offices)                      (Zip Code)



P.O. Box 6300, Huntington, West Virginia                            25771
----------------------------------------                          --------
         (Mailing Address)                                       (Zip Code)


Registrant's telephone number, including area code:             (304) 526-3333
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Item 5.     Other Events.
            ------------

            On April 4, 1997, Ashland Coal, Inc. and Arch Mineral Corporation jointly announced that they had executed a definitive agreement to merge the two companies in a tax-free reorganization. Copies of the April 4, 1997, press release and the complete Agreement and Plan of Merger among Arch Mineral
Corporation, AMC Merger Corporation and Ashland Coal, Inc., are included herewith as exhibits.



Item 7.     Financial Statements and Exhibits.
            ---------------------------------


Exhibit No.                         Description
-----------       -----------------------------------------------

99.1        Press Release.

99.2        Agreement and Plan of Merger dated as of April 4,
            1997  among Arch  Mineral Corporation, AMC Merger
            Corporation and Ashland Coal, Inc.

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

                                  SIGNATURES
                                  ----------

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    ASHLAND COAL, INC.
                                    (Registrant)

                                    By:   /s/  Roy F. Layman
                                          -----------------------
                                          Administrative Vice
                                          President and Secretary


                                    Date:  April 4, 1997
                                           ----------------------


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